EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
3010081 Nova Scotia Company	Canada
3045848 Nova Scotia Company	Canada
3048504 Nova Scotia Company	Canada
3801110 Canada Inc.	Canada
Actona Technologies Ltd.	Israel
Airespace Wireless Networks Private Limited	India
Aironet Canada Inc.	Canada
Aironet Canada Limited	Canada
Arroyo Video Solutions LLC	Delaware
BarcoNet Pty. Ltd.	Australia
Broadware Technologies LLC	California
Cisco Albania SHPK	Albania
Cisco Bahrain (SPC)	Bahrain
Cisco Cameroon Limited	Cameroon
Cisco Capital (Dubai) Limited	Dubai
Cisco Comercio E Servicos De Hardware E Software Do Brasil LTDA	Brazil
Cisco Development India Private Limited	India
Cisco Do Brasil Ltda.	Brazil
Cisco Fast Data, LLC	Delaware
Cisco International Limited	United Kingdom
Cisco Iris, Inc.	Delaware
Cisco IronPort Systems LLC	Delaware
Cisco ISH B.V.	Netherlands
Cisco ISH II B.V	Netherlands
Cisco Linksys Kiss ApS	Denmark
Cisco Malaysia Managed Services Sdn. Bhd	Malaysia
Cisco Managed Solutions, Inc.	Delaware
Cisco Media Solutions, Inc.	California
Cisco MO B.V.	Netherlands
Cisco Photonics Italy S.r.l.	Italy
Cisco QSTP-LLC	Qatar
Cisco Ravenscourt LLC	Delaware
Cisco RZ LLC (formerly Richard Zeta Intelligence, Inc.)	California
Cisco SBAIF III, Inc.	Delaware
Cisco Serbia doo Beograd	Serbia & Montenegro
Cisco Services Malaysia Sdn. Bhd.	Malaysia
Cisco Systems (Argentina) S.A.	Argentina
Cisco Systems (Bermuda) Holdings Ltd.	Bermuda
Cisco Systems (Bermuda) Ltd	Bermuda
Cisco Systems (China) Information Technology Services Limited	China
Cisco Systems (China) Networking Technology Co., Ltd.	China
Cisco Systems (China) Research and Development Co., Ltd.	China
Cisco Systems (Colombia) Limitada	Colombia
Cisco Systems (Czech Republic) S.R.O.	Czech Republic
Cisco Systems (Ethiopia) PLC	Ethiopia
Cisco Systems (HK) Limited	Hong Kong
Cisco Systems (India) Ltd.	Delaware
Cisco Systems (India) Private Limited	India
Cisco Systems (Italy) S.r.l.	Italy
Cisco Systems (Jordan)	Jordan
Cisco Systems (Korea) Limited	Korea

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems (Malaysia) Sdn Bhd	Malaysia
Cisco Systems (Nigeria) Limited	Nigeria
Cisco Systems (Puerto Rico) Corp.	Delaware
Cisco Systems (Scotland) Limited	Scotland
Cisco Systems (Senegal) SUARL	Senegal
Cisco Systems (South Africa) (Proprietary) Limited	South Africa
Cisco Systems (Spain) S.L.	Spain
Cisco Systems (Sweden) AB	Sweden
Cisco Systems (Switzerland) GmbH	Switzerland
Cisco Systems (Switzerland) Investments Ltd.	Bermuda
Cisco Systems (Thailand) Limited	Thailand
Cisco Systems (Trinidad & Tobago) Limited	Trinidad & Tobago
Cisco Systems (USA) Pte. Ltd.	Singapore
Cisco Systems Algeria EURL	Algeria
Cisco Systems Australia Pty Limited	Australia
Cisco Systems Austria GmbH	Austria
Cisco Systems Belgium BVBA/SPRL	Belgium
Cisco Systems Bulgaria EOOD	Bulgaria
Cisco Systems Canada Co./Les Systemes Cisco Canada Cie	Canada
Cisco Systems Capital (Australia) Pty Limited	Australia
Cisco Systems Capital (India) Private Limited	India
Cisco Systems Capital (Korea) Limited	Korea
Cisco Systems Capital (Thailand) Limited	Thailand
Cisco Systems Capital Asia Pte. Ltd	Singapore
Cisco Systems Capital Canada Co./Les Systemes Cisco Capital Canada Cie	Canada
Cisco Systems Capital China Corporation	China
Cisco Systems Capital Corporation	Nevada
Cisco Systems Capital France SAS	France
Cisco Systems Capital GmbH	Germany
Cisco Systems Capital Italy S.r.l.	Italy
Cisco Systems Capital K.K.	Japan
Cisco Systems Capital Netherlands B.V.	Netherlands
Cisco Systems Capital Sdn. Bhd.	Malaysia
Cisco Systems Capital South Africa (Proprietary) Limited	South Africa
Cisco Systems Capital Spain, S.L.	Spain
Cisco Systems Chile S.A.	Chile
Cisco Systems Co.	Canada
Cisco Systems Costa Rica, Sociedad Anonima	Costa Rica
Cisco Systems Croatia Ltd. For Trade	Croatia
Cisco Systems Cyprus Ltd.	Cyprus
Cisco Systems Danmark ApS	Denmark
Cisco Systems De Mexico, S.A. de C.V.	Mexico
Cisco Systems Dominicana, S.A.	Dominican Republic
Cisco Systems Ecuador S.A.	Ecuador
Cisco Systems Egypt Ltd.	Egypt
Cisco Systems El Salvador, Ltda. de C.V.	El Salvador
Cisco Systems Estonia OU	Estonia
Cisco Systems Finance International	Ireland
Cisco Systems Finance International Holdings I Limited	Ireland
Cisco Systems Finance International Holdings II Limited	Ireland
Cisco Systems Finance International Holdings III Limited	Ireland
Cisco Systems Finance International Holdings IV Limited	Ireland
Cisco Systems Finance International Holdings V Limited	Ireland

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems Finance International Holdings VI Limited	Ireland
Cisco Systems Finland Oy	Finland
Cisco Systems France Sarl	France
Cisco Systems G.K.	Japan
Cisco Systems Global Holdings Ltd.	Bermuda
Cisco Systems GmbH	Germany
Cisco Systems Holding GmbH & Co. KG	Germany
Cisco Systems Holdings I, Inc.	California
Cisco Systems Hungary Ltd. / Cisco Systems Hungary Servicing and Trading Limited Liability Company	Hungary
Cisco Systems International B.V.	Netherlands
Cisco Systems International Holdings Ltd.	Bermuda
Cisco Systems International Sarl	Switzerland
Cisco Systems Internetworking (Ireland) Limited	Ireland
Cisco Systems Internetworking d.o.o. za marketing, tehnicke I druge usluge Sarajevo	Bosnia & Herzegovina
Cisco Systems Internetworking Hellas S.A.	Greece
Cisco Systems Internetworking Iletisim Hizmetleri Limited Sirketi	Turkey
Cisco Systems Island Ehf.	Iceland
Cisco Systems Israel Ltd.	Israel
Cisco Systems Jamaica Limited	Jamaica
Cisco Systems Limited	United Kingdom
Cisco Systems Luxembourg International S.a.r.l.	Luxembourg
Cisco Systems Luxembourg S.a.r.l.	Luxembourg
Cisco Systems Macedonia Dooel Skopje	Macedonia
Cisco Systems Management B.V.	Netherlands
Cisco Systems Management GmbH	Germany
Cisco Systems Management LLC	Delaware
Cisco Systems Management Ltd.	Bermuda
Cisco Systems Moçambique, Limitada	Mozambique
Cisco Systems Netherlands Holdings B.V.	Netherlands
Cisco Systems New Zealand Limited	New Zealand
Cisco Systems Norway AS	Norway
Cisco Systems Pakistan (Private) Limited	Pakistan
Cisco Systems Panama S. de R.L.	Panama
Cisco Systems Peru S.A.	Peru
Cisco Systems Poland Sp. Z o.o.	Poland
Cisco Systems Portugal- Sistemas Informáticos, Sociedade Unipessoal, Limitada	Portugal
Cisco Systems Romania S.R.L.	Romania
Cisco Systems Sales & Service Y.K.	Japan
Cisco Systems Services (UK) Limited	United Kingdom
Cisco Systems Services B.V.	Netherlands
Cisco Systems Slovakia, SPOL. S R.O.	Slovakia
Cisco Systems Taiwan Ltd.	Taiwan
Cisco Systems Uruguay S.R.L.	Uruguay
Cisco Systems Venezuela, C.A.	Venezuela
Cisco Systems Vietnam Limited	Vietnam
Cisco Systems Wireless Networking (Australia) Pty Limited	Australia
Cisco Systems-Linksys (Asia) Pte. Ltd.	Singapore
Cisco Technology and Services (South Africa) (Pty.) Limited	South Africa
Cisco Technology, Inc.	California
Cisco TelePresence Suites LLC	California
Cisco THV LLC	Delaware
Cisco Tunisia SARL	Tunisia
Cisco-Linksys (Chengdu) Networking Technology Co., Ltd.	China

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco-Linksys (HK) Limited	Hong Kong
Cisco-Linksys LLC	California
Cisco-Navini Networks LLC	Delaware
Cognio LLC	Delaware
CSI (BD) Mauritius Inc	Mauritius
CSI Mauritius Inc.	Mauritius
Divitech A/S	Denmark
dynamicsoft LLC	Delaware
Fibercore Limited	United Kingdom
Fineground Networks LLC	Delaware
Flip Video UK Ltd	UK
Greenfield Networks LLC	California
Greenfield Networks Technologies Private Limited	India
Infogear Technology (Israel) Ltd.	Israel
IronPort APAC Limited	Hong Kong
IronPort do Brasil Intermediacao de Servicos Ltda	Brazil
IronPort EMEA, Limited	United Kingdom
IronPort Systems EURL	France
IronPort Systems GmbH	Germany
IronPort Systems K.K.	Japan
IronPort Systems Pty Limited	Australia
Jabber LLC	Delaware
Latigent, LLC	Kansas
Latitude Communications, Inc.	Delaware
Limited Liability Company Cisco Capital CIS	Russia
LLC Cisco Systems	Russia
Navini Networks (Suzhou) Ltd	China
Navini Networks Private Limited	India
NeoPath Networks, Inc.	Delaware
NetSolve LLC	Delaware
Orative Corporation	Delaware
P-Cube Ltd.	Israel
PostPath EOOD	Bulgaria
PostPath LLC	Delaware
PostX LLC	Delaware
PT Cisco Systems Indonesia	Indonesia
Pure Digital Technologies LLC	Delaware
Pure Networks LLC	Delaware
Radiata, Inc.	Delaware
Reactivity LLC	Delaware
SA Japan K.K.	Japan
SA Limited Enterprises LLC	Delaware
SA Management Enterprises LLC	Delaware
Sameco, S.A. De C.V.	Mexico
Sammex, L.P.	Texas
Scientific Atlanta Holdings BV	Netherlands
Scientific-Atlanta (HK) Limited	Hong Kong
Scientific-Atlanta (Shanghai) Company Limited	China
Scientific-Atlanta Argentina S.A.	Argentina
Scientific-Atlanta Belgium BVBA	Belgium
Scientific-Atlanta Canada Company	Canada
Scientific-Atlanta Central Europe GmbH	Germany
Scientific-Atlanta China, LLC	California

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Scientific-Atlanta De Mexico, S. De R.L. De C.V.	Mexico
Scientific-Atlanta Denmark ApS	Denmark
Scientific-Atlanta Do Brasil Ltda.	Brazil
Scientific-Atlanta Europe NV	Belgium
Scientific-Atlanta Financial Enterprises, LLC	Georgia
Scientific-Atlanta France S.A.	France
Scientific-Atlanta Holdings BV	Netherlands
Scientific-Atlanta Iberia, S.L.	Spain
Scientific-Atlanta India Sales & Service Private Limited	India
Scientific-Atlanta India Technology Private Limited	India
Scientific-Atlanta Italy S.R.L.	Italy
Scientific-Atlanta Korea Co., Ltd.	Korea
Scientific-Atlanta LLC	Georgia
Scientific-Atlanta Netherlands B.V.	Netherlands
Scientific-Atlanta Pty. Limited	Australia
Scientific-Atlanta Strategic Investments, LLC	Delaware
Scientific-Atlanta UB Video, Inc.	Georgia
Scientific-Atlanta Vancouver Company	Canada
Scientific-Atlanta Ventas Y Servicios, S.A. de C.V.	Mexico
Scientific-Atlanta Western Europe Limited	United Kingdom
Securent (India) Private Limited	India
Securent LLC	Delaware
Sheer Networks Asia Pacific Pte. Ltd.	Singapore
SIA “Cisco Latvia”	Latvia
Simac Product Market Research B.V.	Netherlands
Spans Logic Inc.	Delaware
Telebit Corporation	California
Tidal Software Limited	UK
Tidal Software LLC	California
Tivella LLC	California
Topspin Communication Technologies India Private Limited	India
Topspin Communications LLC	Delaware
UAB “Cisco LT”	Lithuania
UB Video Tunisia SARL.	Tunisia
WebEx (China) Software Co., Ltd.	China
WebEx Asia Limited	Hong Kong
WebEx Australia Pty. Ltd.	Australia
WebEx Communications B.V.	Netherlands
WebEx Communications Deutschland GmbH	Germany
WebEx Communications France Sarl	France
WebEx Communications India, Pvt. Ltd.	India
WebEx Communications Japan, K.K.	Japan
WebEx Communications UK, Ltd.	United Kingdom
WebEx Communications, Inc.	Delaware
WebEx Worldwide B.V.	Netherlands